                              ARBOR PROPERTY TRUST
                                   SUITE 800
                                ONE TOWER BRIDGE
                           W. CONSHOHOCKEN, PA 19428

                         ------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 22, 1994

                         ------------------------------

     NOTICE IS HEREBY GIVEN that the 1994 annual meeting of shareholders of ARBOR PROPERTY TRUST (the 'Company') will be held at the Philadelphia Marriott West, 111 Crawford Avenue, W. Conshohocken, Pennsylvania 19428, on November 22, 1994 at 9:30 a.m. for the following purposes:

          1. To elect two Trustees to serve for the ensuing year and until their respective successors shall have been duly elected and qualified;

          2. To consider and vote upon a proposal to approve the Arbor Property Trust Incentive Share Plan; and

          3. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on September 30, 1994 will be entitled to notice of, and to vote at, the meeting. A list of such shareholders will be available for inspection at the Company's offices at Suite 800, One Tower Bridge, W. Conshohocken, PA 19428, during normal business hours during the ten-day period prior to the meeting.

     Please complete, sign and return the accompanying proxy in the enclosed envelope as soon as possible, whether or not you plan to attend the meeting. This will assure that your shares will be voted.

                                          KIMLI CROSS SMITH
                                          Secretary

October 7, 1994

                              ARBOR PROPERTY TRUST
                                   SUITE 800
                                ONE TOWER BRIDGE
                           W. CONSHOHOCKEN, PA 19428
                         ------------------------------

                   PROXY STATEMENT FOR THE ANNUAL MEETING OF
                   SHAREHOLDERS TO BE HELD NOVEMBER 22, 1994

                         ------------------------------

                                    GENERAL

     This Proxy Statement is furnished to holders of Common Shares of Beneficial Interest ('Shares') of Arbor Property Trust (the 'Company') in connection with the solicitation of proxies by the Board of Trustees of the Company for use at the 1994 annual meeting of shareholders (the 'Meeting') to be held at 9:30 a.m. on November 22, 1994, and at any adjournments or postponements thereof.

     The Meeting will be held at The Philadelphia Marriott West, 111 Crawford Avenue, W. Conshohocken, PA 19428.

     The Company (formerly EQK Green Acres Trust) is a real estate investment trust ('REIT') that is the successor to EQK Green Acres, L.P. (the 'Partnership'). Pursuant to the approval of the Unitholders of the Partnership, on February 28, 1994, the Partnership merged (the 'Merger') into a subsidiary of the Company. In connection with that transaction, the Company became primarily self-managed, the advisory agreement (the 'Advisory Agreement') with Equitable Realty Portfolio Management, Inc. (the 'Advisor') was terminated and the property management agreement (the 'Property Management Agreement') with Compass Retail, Inc. ('Compass') was amended and restated to limit the scope of Compass' responsibilities and to reduce the fees payable to Compass. The Advisor and Compass are wholly owned subsidiaries of Equitable Real Estate Investment Management, Inc. ('Equitable Real Estate'), which is an indirect wholly owned subsidiary of The Equitable Companies Incorporated ('Equitable').

     The first date on which this Proxy Statement and related form of proxy is being sent to the shareholders of the Company is on or about October 7, 1994. Holders of Shares of record at the close of business on September 30, 1994 (the 'Record Date') are entitled to notice of, and to vote at, the Meeting in person or by proxy. As of the Record Date, the Company had outstanding 12,018,031 Shares, each entitled to one vote.

     In addition to soliciting proxies by mail, the Managing Trustees, officers and regular employees of the Company, without receiving any additional compensation therefor, may solicit proxies by telephone, by telegraph or in person. The Company will also request banks, brokers and other fiduciaries to forward proxy materials to their members or customers who are beneficial owners of Shares and will reimburse them for their out-of-pocket mailing and reasonable clerical expenses in so doing.

     If the enclosed proxy is properly executed and returned in time for voting, the Shares represented thereby will be voted as indicated in such proxy. If no specification is made, proxies will be voted in favor of the election of the Trustees as described herein and in favor of the proposal to approve the Arbor Property Trust Incentive Share Plan. Proxies will extend to, and will be voted at, any adjourned or postponed session of the Meeting. The management of the Company is not aware of any matters to come before the Meeting, other than those described in this Proxy Statement. However, inasmuch as matters of which such management is not now aware may come before the Meeting, or any adjournments or postponements thereof, the enclosed proxy contains discretionary authority with respect to acting thereon, and the persons named in such proxy intend to vote, act and consent in accordance with their best judgment with respect thereto. Any shareholder who has executed and returned a proxy, and for any reason desires to revoke such proxy, may do so at any time before the proxy is exercised, by written notice to the Secretary of the Company or by executing a later dated proxy. In addition, any such shareholder may attend the Meeting to which this proxy relates and vote the Shares represented by such proxy in person.

                        SECURITIES OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the beneficial holdings of Shares as of August 31, 1994 of all persons known by the Company, based upon filings with the Securities and Exchange Commission, to be beneficial owners of more than 5% of its outstanding Shares, of all Managing Trustees of the Company individually and of all Managing Trustees and officers of the Company as a group.

                                                                                         NUMBER OF
                                                                                        OUTSTANDING     % OF
NAME                                        ADDRESS                                       SHARES       SHARES
- - ------------------------------------------  ------------------------------------------  -----------  -----------
Equitable.................................  787 7th Ave                                   1,364,052        11.4%
                                            New York, NY 10019
Sylvan M. Cohen...........................  12 S. 12th Street                                 1,000        (2)
                                            Philadelphia, PA 19107
Alton G. Marshall.........................  20 W. 48th Street                                    --        --
                                            New York, NY 10036
George R. Peacock.........................  Monarch Plaza                                    10,444(1)     (2)
                                            3414 Peachtree Road
                                            Suite 1450
                                            Atlanta, GA 30326
Phillip E. Stephens.......................  5775 Peachtree Dunwoody                         102,189        (2)
                                            Suite 200D
                                            Atlanta, GA 30342
Myles H. Tanenbaum........................  One Tower Bridge                              1,057,579(3)     8.8%
                                            Suite 800
                                            W. Conshohocken, PA 19428
All Managing Trustees and
executive officers
as a group (9 persons).......................................................         1,177,162(1)(3)(4)   9.8%

- - ------------------
(1) Includes 1,000 Shares owned by Mr. Peacock's wife, of which Mr. Peacock disclaims beneficial ownership.

(2) The number of Shares represents less than 1% of the outstanding Shares.

(3) Includes 12,700 Shares owned by Mr. Tanenbaum's wife and 10,000 Shares owned by trusts of which he is a trustee. Also includes Mr. Tanenbaum's estimated allocable portion of Shares issued to the general partners of the Partnership pursuant to the Merger. As a result of the election made by certain indirect partners of the special general partner of the Partnership, the actual number of such Shares may be greater or lesser than such estimate. Excludes 107,609 Shares owned by Mr. Tanenbaum's adult children, including the estimated allocable portion of Shares issued to the general partners of the Partnership, of which Mr. Tanenbaum disclaims beneficial ownership. Also excludes 750,000 options which were issued to Mr. Tanenbaum and which vest at the rate of 20% per year commencing one year after the January 25, 1994 grant date, so long as Mr. Tanenbaum is employed by the Company at the applicable year-end.

(4) Includes 5,950 restricted Shares that will become freely tradeable in equal annual increments over three years commencing one year from the January 25, 1994 grant date. Excludes executive officer options for 875,000 Shares (inclusive of Mr. Tanenbaum's options for 750,000 Shares) that vest in equal annual increments over five years commencing one year from the January 25, 1994 grant date and Trustee options for 30,000 Shares that vest in equal annual increments over three years commencing one year from the January 25, 1994 grant date.

     Section 16(a) of the Securities Exchange Act of 1934 (the 'Exchange Act') requires the Company's officers and Managing Trustees and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, the 'Reporting Persons') to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies of these reports. Because the Company's securities were not registered under the Exchange Act until January 1994, no reports of ownership or changes in ownership were required to be filed with respect to the Company during 1993.

                              ELECTION OF TRUSTEES

     The Amended and Restated Declaration of Trust of the Company, as amended, provides for a Board of Trustees that is divided into three classes of Managing Trustees designated Class I, Class II and Class III, respectively, with each class being as equal in number as possible. The Managing Trustees in Class I (Messrs. Tanenbaum and Stephens) are standing for election at the Meeting. Upon election at the Meeting, the term of office of Managing Trustees in Class I will expire at the 1997 annual meeting of shareholders. The term of office of the Managing Trustee in Class II (Mr. Cohen) will expire at the 1995 annual meeting, and that of the Managing Trustees in Class III (Messrs. Marshall and Peacock) will expire at the 1996 annual meeting.

NOMINEES FOR ELECTION TO THE BOARD OF TRUSTEES

     Set forth below is information with respect to each nominee for Managing Trustee.

     Myles H. Tanenbaum, age 64, is President and Chief Executive Officer of the Company and Chairman of Arbor Enterprises, an investment and holding company, and formerly a consultant to Equitable Real Estate. He was the President of EQK Partners (formerly the Partnership's advisor) from its inception in September 1983 until October 1987 and was Chairman until December 1989. Prior to that time, from 1970 he served as Executive Vice President and the Chairman of the Executive Committee of Kravco, Inc. Mr. Tanenbaum is also managing partner of the Partnership's former special general partner, a general partnership which is the sole shareholder of the Partnership's former managing general partner. Prior to joining Kravco, Inc.
in 1970, Mr. Tanenbaum had been a partner in the law firm of Wolf, Block, Schorr and Solis-Cohen, Philadelphia, Pennsylvania. He is also a certified public accountant. Mr. Tanenbaum is currently a director of Universal Health Realty Trust, a New York Stock Exchange ('NYSE')-listed REIT which owns hospitals, and of The Pep Boys - Manny, Moe & Jack, Inc., a NYSE-listed company engaged in the retail sale of automotive accessories.

     Phillip E. Stephens, age 47, has been President of Compass since January 1992 and was Executive Vice President of the Compass Retail division of Equitable Real Estate from January 1990 to December 1991. He has also served as President of the Advisor since December 1989. From October 1987 to December 1989, he was President of EQK Partners. He was Senior Vice President of EQK Partners from its inception in September 1983 to October 1987. He is also President and a trustee of EQK Realty Investors I, an NYSE-listed REIT.

CONTINUING TRUSTEES

     Set forth below is information with respect to each continuing Managing Trustee.

     Sylvan M. Cohen, age 80, has been President and Trustee of Pennsylvania Real Estate Investment Trust, an American Stock Exchange-listed REIT since its inception in 1960. Mr. Cohen is also a partner in the Philadelphia law firm of Cohen, Shapiro, Polisher, Shiekman and Cohen. Mr. Cohen is a former director of Fidelity Bank, Philadelphia, Pennsylvania, and is a director of FPA Corporation, an American Stock Exchange-listed real estate development company, and a trustee of EQK Realty Investors I. He formerly served as President of the National Association of Real Estate Investment Trusts and the International Council of Shopping Centers.

     Alton Marshall, age 72, has been Senior Fellow of the Nelson A. Rockefeller Institute of Government in Albany, New York, and President of Alton G. Marshall Associates, Inc., a New York City real estate investment firm, since January 1, 1991. He was Chairman of the Board and Chief Executive Officer of Lincoln Savings Bank, FSB, from March 1984 through December 1990, and remains a Director and Chairman of the bank's Executive Committee. From 1971 to 1981, he was President of Rockefeller Center, Inc., a real estate, manufacturing and entertainment company. Mr. Marshall is currently a director of The Hudson River Trust and New York State Electric & Gas Corp. and a trustee of EQK Realty Investors I. He is an independent partner of Equitable Capital Partners and Equitable Capital Partners (Retirement Fund).

     George R. Peacock, age 70, retired in August 1988 after serving as Chairman and Chief Executive Officer of Equitable Real Estate, and a member of Equitable's Investment Policy Committee. Prior to his retirement, he had also been a Senior Vice president of Equitable for more than five years. Mr. Peacock is a former director of Equitable Real Estate and is currently a trustee of EQK Realty Investors I.

     The affirmative vote of the majority of the quorum is required for the election of Trustees. Abstentions will not count as affirmative votes, but will count as part of the quorum.

                                  COMPENSATION

     Until the conversion to a REIT on February 28, 1994, the Company was not internally managed, and therefore was not responsible for executive compensation.

     During 1993, the Partnership reimbursed its managing general partner for the $10,000 annual fees and the $1,000 per meeting fees payable to each of the managing general partner's independent directors, Messrs. Cohen and Marshall. Messrs. Cohen and Marshall also received $25,000 each for services rendered as members of a special committee to make recommendations with respect to the desirability of the proposed conversion of the Partnership into a REIT and the terms and conditions of the conversion. Except for such fees, the directors, officers and employees of the former managing general partner did not receive any salaries or other compensation from the Partnership during 1993.

     For information regarding payments to and transactions with the Advisor, Compass and certain of their affiliates, see 'Certain Transactions.'

     In connection with Mr. Tanenbaum's service as President and Chief Executive Officer of the Company, Mr. Tanenbaum is expected to receive base salary during 1994 at the annual rate of $175,000, subject to increases at the discretion of the Company's Board of Trustees. In addition to his base salary, Mr. Tanenbaum is expected to be eligible to receive an annual incentive bonus based upon individual and Company performance. In addition to his cash compensation, Mr. Tanenbaum was granted options in January 1994 to purchase up to 750,000 Shares at an option price of $10 per Share, equal to the fair market value on the date of grant. Such options vest at the rate of 20% per year commencing one year after the grant date. See 'Proposal to Approve the Arbor Property Trust Incentive Shares Plan - Awards Granted to Date.' The Company estimates that aggregate annualized cash compensation for 1994 payable to the current executive officers (other than Mr. Tanenbaum) will be approximately $410,000, excluding certain personal benefits that do not exceed 10% of such aggregate compensation and excluding discretionary bonuses that have not yet been awarded.

     Except for those Managing Trustees who are also employees of the Company (initially Mr. Tanenbaum), Managing Trustees will receive annual fees of $15,000 in connection with their services as Trustees of the Company, plus $1,000 for each board meeting and committee meeting they participate in. Each Managing Trustee other than Mr. Tanenbaum received options to purchase 7,500 Shares at $10 per Share (equal to the fair market value of the Shares at the time of grant), which options vest in three equal annual increments commencing January 25, 1995.

     Pursuant to the Delaware Business Trust Act, the Company is required to have as a trustee (the 'Resident Trustee') a person or entity that is a resident of or has its principal place of business in the State of Delaware. Wilmington Trust Company serves as the Resident Trustee and will receive annual fees of $2,500.

                              CERTAIN TRANSACTIONS

     Pursuant to the Advisory Agreement, the Advisor received an annual base advisory fee of $250,000 and subordinated incentive advisory fee of $1,375,000 for the year ended December 31, 1993. In addition, the Advisor earned a $40,000 fee in 1993 for tax reporting services. Compass will receive a fee of $40,000 for tax reporting services in 1994 and will receive an additional $40,000 for such services in 1995.

     In December 1991, the Partnership entered into an agreement with the Advisor pursuant to which it provided development services in conjunction with the termination of its lease with Pergament, a former anchor tenant at the Plaza, and the procurement of a new lease with Kmart. The $150,000 fee for these services was paid in 1993.

     Under the Advisory Agreement, upon sale of all or any portion of any real estate investment of the Partnership, the Advisor was entitled to receive a disposition fee equal to 2% of the gross sale price (including outstanding indebtedness taken subject to or assumed by the buyer and any purchase money indebtedness taken back by the Partnership). The disposition fee was to be reduced by the amount of any brokerage commissions and legal expenses incurred by the Partnership in connection with such sales. The Partnership paid a $290,000 disposition fee to the Advisor during 1993 relating to services rendered in connection with the acquisition and development of a parcel adjacent to the Green Acres Mall and the ultimate transfer of that parcel.

     Pursuant to an agreement with the Advisor, the Partnership paid the Advisor a $300,000 fee in connection with the issuance of collateralized floating rate notes by a subsidiary of the Partnership.

     Pursuant to the Property Management Agreement, property management fees to Compass were based on 4% of net rental and service income collected from tenants. In connection with the Merger, the agreement with Compass was amended and restated to extend its termination date by two years to August 31, 1998, and to limit Compass' scope of responsibilities primarily to accounting and financial services currently provided in connection with the operations of Green Acres Mall. Compass' compensation has been reduced from 4% to 2% of net rental and service income collected from tenants. For the year ended December 31, 1993, management fees earned by Compass were $786,000.

     In 1992, the Partnership agreed to pay interest to both the Advisor and Compass as consideration for their willingness to defer the payment of fees which were otherwise due and payable. The Advisor and Compass deferred such fees as an accommodation to the Company in connection with its refinancing efforts. For the years ended December 31, 1992 and 1993, the Partnership recorded interest expense on deferred fees of $223,000 and $249,000, respectively, representing an interest rate of 7.31% through April 1, 1993 and 8.5% thereafter applied to the cumulative unpaid fee balance.
Such fees and the interest thereon were paid in full in 1993.

     Pursuant to the Merger, the Partnership's general partners received 104,830 Shares on account of their 1.02% percentage interest in the Partnership and the Partnership's special general partner received 1,316,251 Shares in satisfaction of the present value of its residual interest in the Partnership which provided it contractually with up to 20% of the profit on the sale of Green Acres Mall depending upon the total return to the Partnership's Unitholders. In connection with the Merger, the Advisor received 308,933 Shares as consideration for the termination of the Advisory Agreement, net of a reduction by 54,800 Shares in settlement of Equitable's obligations for partial indemnity relating to the New York State Real Property Transfer Gains Tax pursuant to a Post-Closing Agreement entered into in connection with the Partnership's initial acquisition of Green Acres Mall. Messrs. Tanenbaum, Stephens and the Advisor (together with its affiliates) owned interests of approximately 14.3%, 4.8% and 68.4%, respectively, in the Partnership's special general partner, which owns 100% of the Partnership's managing general partner.

     The Company's executive offices are located at One Tower Bridge, W. Conshohocken, PA 19428. These offices are leased from a partnership owned by Mr. Tanenbaum and his sons. Payments under the lease (which terminates on December 31, 1994) for the ten months of 1994 subsequent to the

Merger will equal approximately $118,300, which includes furniture, most utilities and equipment. Prior to the Merger, neither the Company nor the Partnership paid or provided reimbursement for the space in the same building occupied by Mr. Tanenbaum.

                  PROPOSAL TO APPROVE THE ARBOR PROPERTY TRUST
                              INCENTIVE SHARE PLAN

THE PROPOSAL

     At the Meeting, there will be presented to the shareholders a proposal to approve and ratify the adoption of the Company's Incentive Share Plan (the 'Plan'), which was adopted on January 25, 1994, subject to shareholder approval within one year thereafter. The Plan is intended to provide an incentive to Managing Trustees, officers and other key executives through the grant of options to purchase Shares, Share appreciation rights ('SARs') and restricted Shares. The Plan will not be effective unless and until shareholder approval is obtained.

     The Board of Directors believes that the Company's ability to grant awards under the Plan is a valuable compensation tool that aligns the long-term financial interests of Managing Trustees, officers and other key executives with the financial interests of the Company's shareholders.

QUORUM AND VOTING REQUIREMENTS

     The presence, in person or by proxy, of the holders of at least a majority of the outstanding Shares will constitute a quorum for the purpose of acting on this proposal.

     The affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Meeting is required for the adoption of this proposal.

     Shares abstaining with respect to this proposal will be considered present at the Meeting, but will not be counted as affirmative votes. Abstentions, therefore, will have the practical effect of voting against the proposal. Broker non-votes are considered not present at the Meeting and, therefore, will not be voted or have any effect on the proposal.

RECOMMENDATION

     THE BOARD OF TRUSTEES OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THIS PROPOSAL.

DESCRIPTION OF THE PLAN

     The Plan is set forth as Appendix A to this Proxy Statement, and the description of the Plan contained herein is qualified in its entirety by reference to Appendix A.

     General. The Plan provides for the issuance of 1,500,000 Shares. After giving effect to the Options and restricted Shares granted to date (see '-Awards Granted to Date' below), there are 619,050 Shares available to be awarded under the Plan. Based upon the closing price of the Shares on September 15, 1994 on the New York Stock Exchange ($9 3/8 per Share), the aggregate market value of all 1,500,000 Shares issuable under the Plan is $14,062,500. Persons eligible for participation in the Plan include all non-employee Managing Trustees, officers and other key executives of the Company

(collectively, 'Eligible Participants'). As of the date hereof, a total of nine people are eligible to participate in the Plan. The Plan provides for the granting of (i) options intended to qualify as incentive share options ('ISOs') and nonqualified share options ('NQSOs') (ISOs and NQSOs collectively are referred to herein as the 'Options'), (ii) restricted Shares and (iii) SARs. Shares subject to Options or SARs and restricted Shares granted under the Plan which have expired or terminated unexercised may again be granted under the Plan. No awards may be made under the Plan after January 24, 2004. No employee may receive an award of more than 750,000 Options, SARs and restricted Shares in any one calendar year.

     Administration. The Plan is administered by a committee of the Board consisting of not less than two Managing Trustees who are not officers or employees of the Company (the 'Committee'). The Committee has the full power to administer and interpret the Plan. The Committee currently consists of Messrs. Stephens (Chairman), Marshall and Peacock.

     Share Options. Only officers and employees of the Company are eligible to receive ISOs. All Eligible Participants may receive NQSOs, except that Managing Trustees who are not officers or employees of the Company are limited to specified awards generally equal to 7,500 Options every three years as described below under '-Awards Granted to Date.' The exercise price of all Options granted is the fair market value of the Shares as determined by the Committee at the time the Options are granted. Options may be exercised for a period of up to ten years from the date of grant, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. In the event of death, disability or a change in control, as defined in the Plan, all Options granted are immediately exercisable to the extent so provided by the Committee. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution or by such other means as the Committee may approve. The exercise price of an Option is payable in cash or, with the consent of the Committee, by delivering Shares already owned by the optionee for at least six months, or by a combination of cash and Shares.

     Restricted Shares. The Committee is authorized to award Shares to Eligible Participants as restricted Share grants, subject to terms set by the Committee. The recipients of restricted Shares are unable to sell, transfer, pledge or otherwise dispose of the restricted Shares until the restrictions established by the Committee lapse. In the case of a change in control of the Company, as defined, all restrictions would automatically lapse. If the recipient's relationship with the Company terminates during the period of restriction, the restricted Share grant would terminate.

     Share Appreciation Rights. The Committee is also authorized to grant SARs in connection with a previously or contemporaneously granted Option or independently of an Option. The holder of an SAR would be entitled to receive the excess of the fair market value of the underlying Shares at the time of exercise over the grant price of the SAR. Upon exercise of the SAR, the related Option, if any, will terminate to the extent of an equal number of Shares. The Company would then pay the spread at its option in cash, Shares, or some combination thereof. An SAR is exercisable for a period of up to ten years and may not be exercised more than one year after the recipient's employment is terminated for any reason, including by death or disability.

     Amendments. The Committee has the full authority to amend the Plan, except that shareholder approval would be required (i) to increase the number of Shares available for the Plan, (ii) to extend the period during which an award may be exercised; (iii) to extend the term of the Plan; or (iv) to change the minimum Option price.

     Federal Income Tax Consequences. The federal income tax consequences of an Eligible Participant's participation in the Plan are complex and subject to change. The following discussion is only a summary of the general rules.

     There are no federal income tax consequences to the optionee or the Company upon the grant of ISOs or NQSOs. Upon the exercise of NQSOs, the optionee will realize ordinary income in the amount by which the fair market value of the Shares issuable upon exercise of the Option (the 'Option Shares') exceeds the exercise price of the Option. The Company is allowed a deduction for federal income tax purposes equal to the amount of ordinary income recognized by the optionee at the time of exercise of NQSOs. The optionee's holding period for purposes of determining whether any subsequently realized gain or loss will be long-term or short-term will begin just after the issuance of the Shares that were subject to the NQSO. If, at the time of issuance of the Shares, the optionee is subject to the restrictions of Section 16(b) of the Exchange Act, then the optionee generally will recognize ordinary income as of the later of
(i) the date of exercise, or (ii) the expiration of six months from the date of Option grant, based upon the difference between the fair market value of the Option Shares at such time and the exercise price.

     Upon the exercise of an ISO, the amount by which the fair market value of the shares at the time of exercise exceeds the Option price (or other tax basis in the Shares) is an item of tax preference subject to the alternative minimum tax applicable to the person exercising the Option. The Company is not entitled to a deduction upon the exercise of an ISO. A sale of Shares acquired by exercise of an ISO that does not occur within one year after the date of exercise, or within two years after the grant of the Option, generally will result in the recognition of long-term capital gain or loss in an amount equal to the difference between the amount realized on the sale and the optionee's tax basis in the Shares, assuming that the Shares were held as capital assets. The Company is not entitled to any tax deduction in such event. However, if the sale occurs within one year from the date of exercise or within two years from the date of grant (a 'disqualifying disposition'), the optionee will recognize ordinary income equal to the lesser of (i) the excess of the fair market value of the Shares on the date of exercise of the Options over the Option price (or the optionee's tax basis in the Shares, if different), or (ii) the excess of the amount realized on the sale of the Shares over the Option price (or the optionee's tax basis in the Shares, if different). Any amount realized on a disqualifying disposition in excess of the amount treated as ordinary income will be a long-term or short-term capital gain, depending upon the length of time the Shares were held provided that such Shares were held as a capital asset at such time. If, at the time of issuance of the Option Shares, the optionee is subject to the restrictions of Section 16(b) of the Securities Exchange Act of 1934, as amended, then the fair market value of Shares acquired upon exercise of an ISO generally will be determined as of the later of (i) the time of exercise, or (ii) the expiration of six months from the date of Option grant. The Company generally will be entitled to a deduction on a disqualifying disposition in the amount and at the time of the ordinary income recognized by the optionee.

     In the case of SARs, the grantee will not realize any ordinary income at the time of the grant. However, the fair market value of Shares or cash delivered to the grantee pursuant to the exercise of such SARs will be treated as ordinary income taxable to the grantee at the time of exercise, and the

Company will be entitled to a deduction under the Internal Revenue Code of 1986, as amended (the 'Code') at the time in an amount equal to the ordinary income that is realized by the grantee.

     In the case of restricted Shares, the grantee will realize ordinary income in an amount equal to the fair market value of such Shares less any amount paid for such Shares at a time when the grantee's rights with respect to such Shares are no longer subject to a substantial risk of forfeiture, unless the grantee otherwise elects pursuant to a special election provided in the Code. Dividends paid to the holder of restricted Shares during a period of restriction will be taxable as ordinary income unless the election referred to in the preceding sentence has been made. The Company will be entitled to a deduction under the Code at the time in an amount equal to the ordinary income that is realized by the grantee.

     Section 162(m). Under Section 162(m) of the Code, enacted in August 1993, the Company may be precluded from claiming a federal income tax deduction for total remuneration in excess of $1,000,000 paid to the chief executive officer or to any of the other four most highly compensated officers in any one year beginning in 1994. Total remuneration would include amounts received upon the exercise of Options granted after February 17, 1993. An exception exists, however, for 'performance-based' remuneration, including amounts received upon the exercise of Options pursuant to a plan approved by shareholders that meets certain requirements. The Plan, when approved by shareholders, is intended to make Option grants thereunder meet the requirements of 'performance-based' remuneration.

AWARDS GRANTED TO DATE

     The table below summarizes the number of Options and restricted Shares that have been awarded under the Plan to date. No SARs have been awarded under the Plan to date. Future benefits under the Plan are not determinable since grants are at the discretion of the Committee, except that each current Managing Trustee who is not an officer or employee of the Company will receive an additional award of 7,500 Options on January 23 in each of 1997, 2000 and 2003, vesting ratably over a three year period commencing one year from the date of award. Future Managing Trustees who are not officers or employees will be entitled to similar awards.

                                 PLAN BENEFITS

                                                                                                     NUMBER OF
                                                                                    NUMBER OF       RESTRICTED
                                NAME AND POSITION                                  OPTIONS(1)        SHARES(2)
- - ---------------------------------------------------------------------------------  -----------  -------------------
Myles H. Tanenbaum...............................................................     750,000               --
  President and Chief Executive Officer
Phillip E. Stephens..............................................................       7,500               --
  Managing Trustee
Executive Officers as a Group....................................................     875,000            5,950
Non-Executive Officer Trustees as a Group........................................      30,000(3)            --
Non-Executive Officer Employees as a Group.......................................          --               --

- - ------------------
(1) Options were granted for a ten-year term (subject to earlier termination upon death, disability or termination of employment or service as a Trustee) at an exercise price equal to the fair market value on the date of grant, which was $10.00 per Share. Executive officer Options vest in equal annual increments over five years commencing one year from the January 25, 1994 grant date and non-employee Trustee Options vest in equal annual increments over three years commencing one year from the January 25, 1994 grant date. Options granted to Mr. Tanenbaum and non-employee Management Trustees are NQSOs and the remaining Options are ISOs. All Options vest upon a change in control, as defined under the Plan, and Mr. Tanenbaum's Options also vest upon death or disability.

(2) Restricted Shares become freely tradeable in equal annual increments over three years commencing one year from the January 25, 1994 grant date.

(3) Includes the 7,500 Options granted to Mr. Stephens.

                            INDEPENDENT ACCOUNTANTS

     Arthur Andersen & Co. has been appointed by the Trustees as the independent accountants for the Company's current fiscal year. A representative of Arthur Andersen & Co. is expected to be present at the Meeting with the opportunity to make a statement if he desires to do so and will be available to respond to appropriate questions of shareholders.

     On June 7, 1994, the Company engaged Arthur Andersen & Co. as its certifying accountant, thereby replacing as of the same date Deloitte & Touche, the certifying accountant of the Partnership for 1993 and preceding years. The change in the Company's certifying accountant was effected in connection with the Company's change in operating structure from a partnership to a REIT and the relocation of its executive offices to Pennsylvania. The change was approved by the Managing Trustees of the Company.

     No report on the financial statements of the Company issued by Deloitte & Touche during the last two fiscal years contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor were there any disagreements during the last two fiscal years and through June 7, 1994 between Deloitte & Touche and the Company concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved would have required Deloitte & Touche to make reference to the subject matter thereof in connection with its report. During the last two fiscal years and through June 7, 1994, none of the events listed in paragraphs (A) through
(D) of Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended, have occurred; and during such period, the Company has not consulted with Arthur Andersen & Co. regarding any matter referred to under paragraphs (i) or (ii) of Item 304(a)(2) of Regulation S-K.

                       TRUSTEES' MEETINGS AND COMMITTEES

     The Board of Trustees has an Audit Committee, a Compensation Committee and a Nominating Committee. These committees were formed in January 1994 and, accordingly, did not meet in 1993. The Board of Directors of the Partnership's managing general partner had an Audit Committee consisting of Messrs. Cohen (Chairman) and Marshall which met once during 1993.

     Messrs. Cohen (Chairman) and Marshall serve as members of the Company's Audit Committee which meets with the Company's independent public accountants, internal audit personnel and management to discuss the scope and results of the annual audit, internal accounting procedures and other questions of accounting policy.

     Messrs. Stephens (Chairman), Marshall and Peacock serve as members of the Compensation Committee which administers the Plan and makes recommendations to the Board of Trustees with regard to other compensation-related matters.

     Messrs. Peacock (Chairman), Cohen and Tanenbaum serve as members of the Nominating Committee which reviews the size and composition of the Board of Trustees and makes recommendations as to nominees to serve on the Board of Trustees. The Nominating Committee will consider nominations by shareholders in accordance with the procedures set forth below under 'Nominations for Trustees for the 1995 Annual Meeting.'

     The Board of Trustees met once during 1993 and acted by unanimous consent in writing on one other occasion. The Board of Directors of the Partnership's managing general partner met eight times during 1993 and acted by unanimous consent in writing on one other occasion.

              NOMINATIONS FOR TRUSTEES FOR THE 1995 ANNUAL MEETING

     Nominations for election to the Board of Trustees at the 1995 annual meeting of shareholders may only be made in writing by a shareholder entitled to vote at the Meeting. Such nominations must be addressed to the Secretary, Arbor Property Trust, Suite 800, One Tower Bridge, W. Conshohocken, PA 19428. Nominations must be received by the Secretary on or before February 28, 1995, and be accompanied by the name and address of the record holder making the nomination (and beneficial holder, if different) and the class and number of shares owned of record and beneficially by such record holder (and beneficial holder, if different) and by the written consent of the nominee to being named as a nominee and to serve as a Managing Trustee, if elected. Nominations must also be accompanied by all information related to such nominee required to be disclosed in solicitations of proxies pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

                             SHAREHOLDER PROPOSALS

     Any shareholder who intends to present a proposal for consideration at the Company's 1995 annual meeting of shareholders must, on or before February 28, 1995, submit such shareholder's proposal to the Company and notify the Company that such shareholder intends to appear personally at the meeting to present the proposal, in order to have the Company consider the inclusion of such proposal in the Company's Proxy Statement and form of proxy relating to that meeting. Reference is made to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for information concerning the content and form of such proposal and the manner in which such proposal must be made.

                         ------------------------------

     THE 1993 ANNUAL REPORT TO SHAREHOLDERS OF THE COMPANY HAS PREVIOUSLY BEEN PROVIDED TO SHAREHOLDERS. ADDITIONAL COPIES MAY BE OBTAINED BY WRITING TO THE SECRETARY AT THE COMPANY'S ADDRESS SET FORTH ON THE FRONT COVER OF THIS PROXY STATEMENT.

                         ------------------------------

                                                                     APPENDIX A

                              ARBOR PROPERTY TRUST
                              INCENTIVE SHARE PLAN

1. PURPOSE.

     The purpose of the Arbor Property Trust Incentive Share Plan (the 'Plan') is to further the earnings of Arbor Property Trust, its subsidiaries and other affiliates (collectively, the 'Company'). The Plan provides for the award of long-term incentives to outside managing trustees and those officers and other key executives who make substantial contributions to the Company by their loyalty, industry, and invention. The Company intends that the Plan will facilitate securing, retaining, and motivating management employees of high caliber and potential.

2. ADMINISTRATION.

     The Plan shall be administered by a Committee (the 'Committee') of the Board of Trustees of Arbor Property Trust (the 'Board'). The Committee shall consist of two or more persons selected by the Board of Trustees who are ineligible and who have been ineligible for a one year period prior to appointment thereto for selection as a person to whom, except as provided in
Section 6 hereof, awards may be granted pursuant to this Plan or any other similar plan of the Company. Without limiting the foregoing and except as specifically provided herein, the Committee shall have full and final authority in its discretion to interpret the provisions of the Plan and to decide all questions of fact arising in its application; to determine the employees to whom awards shall be made under the Plan; to determine the type of awards to be made and the amount, size and terms of each such award; to determine the time when awards shall be granted; and to make all other determinations necessary or advisable for the administration of the Plan.

3. SHARES SUBJECT TO THE PLAN.

     The shares that may be issued under the Plan shall not exceed in the aggregate more than One Million Five Hundred Thousand (1,500,000) common shares of beneficial interest, without par value (the 'Common Shares') of the Company. Such shares may be authorized and unissued shares or treasury shares. Except as otherwise provided herein, any shares subject to an option or right which for any reason expires or is terminated unexercised as to such shares shall again be available under the Plan.

4. ELIGIBILITY TO RECEIVE AWARDS.

     Persons eligible to receive awards under the Plan shall be limited to outside managing trustees and those officers and other key executive employees of the Company who are in positions in which their decisions, actions and counsel will have a significant impact upon the profitability and success of the Company. Managing trustees of the Company who are not otherwise officers or employees of the Company shall be eligible to participate in the Plan solely in accordance with Section 6 of the Plan. No employee shall receive an award of more than Seven Hundred Fifty Thousand (750,000) Share Options, Share Appreciation Rights and Restricted Shares in any calendar year.

5. FORM OF AWARDS.

     Awards may be made from time to time by the Committee in the form of share options to purchase Common Shares, share appreciation rights, restricted share grants, or any combination thereof. Share options may be options which are intended to qualify as incentive share options within the meaning of Section 422 of the Internal Revenue Code of 1986, or any amendment or substitute thereto ('Incentive Share Options') or options which are not intended to so qualify ('Non-Qualified Share Options').

6. TRUSTEE AWARDS.

     Each outside managing trustee of the Company, i.e., each trustee who is not an officer or employee of the Company, shall receive awards of Non-Qualified Share Options ('Trustee Options') in accordance with the terms and provisions of this Section 6. Trustee Options shall have a term of ten (10) years, shall be granted and vest as herein provided in this Section 6, and otherwise shall be governed by Section 7 hereof. Each eligible Trustee as of the date hereof shall be awarded Seven Thousand Five Hundred (7,500) Options, with an exercise price of Ten ($10.00) Dollars per Common Share. On election and qualification as a trustee, each other eligible trustee shall receive an award of Seven Thousand Five Hundred (7,500) Trustee Options. On January 23 in each of 1997, 2000 and 2003, each eligible trustee then serving shall receive an additional award of Seven Thousand Five Hundred (7,500) Trustee Options. Each award to a trustee made hereunder shall vest ratably over a three (3) year period, with one-third
( 1/3) of the awarded options vesting one year from the date of grant and an additional one-third ( 1/3) vesting on each subsequent anniversary thereof; provided that no Options shall vest at a time that the applicable trustee is not then serving as an eligible trustee of the Company. The Committee shall not have the power to alter the size, timing or vesting of Trustee Option awards.

7. SHARE OPTIONS.

     Share options for the purchase of Common Shares shall be evidenced by written agreements in such form not inconsistent with the Plan as the Committee shall approve from time to time, which shall contain in substance the following terms and conditions:

          (a) Type of Option. Each option agreement shall identify the options represented thereby as Incentive Share Options or Non-Qualified Share Options, as the case may be.

          (b) Option Price. The purchase price of shares subject to an option shall be the fair market value at the time of grant, as determined by the Committee.

          (c) Exercise Term. Each option agreement shall state the period or periods of time within which the option may be exercised, in whole or in part, which shall be such period or periods of time as may be determined by the Committee, provided that no option shall be exercisable after ten (10) years from the date of grant thereof. The Committee may, in its discretion, provide in the option agreement circumstances under which the option shall become immediately exercisable, and may, notwithstanding the foregoing, accelerate the exercisability of any option at any time.

          (d) Payment for Shares. The purchase price of the shares with respect to which an option is exercised shall be payable in full at the time of exercise in cash, Common Shares held for at least six (6) months at fair market value, or a combination thereof, as the Committee may determine and subject to such terms and conditions prescribed by the Committee for such purpose.

          (e) Rights Upon Termination of Employment. In the event that an optionee ceases to be an employee of the Company for any cause other than retirement after age sixty-five (65), death or disability, the options shall terminate at the time of termination. In the event that an optionee retires after attaining age sixty-five (65), dies or becomes disabled prior to the expiration of his option and without having fully exercised his option, the optionee or his successor shall have the right to exercise the option during its term within a period of twelve (12) months after termination of employment due to death or disability to the extent that the option was exercisable at the time of termination, or within such other period, and subject to such terms and conditions, as may be specified by the Committee.

          (f ) Nontransferability. Each option agreement shall state that the option is not transferable other than by will or the laws of descent and distribution, and that during the lifetime of the optionee the option is exercisable only by him.

          (g) Incentive Share Options. In the case of an Incentive Share Option, each option agreement shall contain such other terms, conditions and provisions as the Board determines necessary or desirable in order to qualify such option as a tax favored option (within the meaning of Section 422 of the Code, or any amendment or substitute thereto or regulation thereunder) including without limitation, the following:

             (i) The purchase price of shares subject to an Incentive Share Option shall not be less than one hundred (100%) percent of the fair market value of such shares on the date the option is granted, as determined by the Committee;

             (ii) The aggregate fair market value (determined as of the time the option is granted) of the shares with respect to which Incentive Share Options are exercisable for the first time by any employee during any calendar year (under all plans of the Company) shall not exceed One Hundred Thousand ($100,000.00) Dollars; and

             (iii) No Incentive Share Option shall be granted to any employee if at the time the option is granted the individual owns shares possessing more than ten (10%) percent of the total combined voting power of all classes of shares of the Company or its parent or subsidiary corporation unless at the time such option is granted the option price is at least one hundred ten (110%) percent of the fair market value of the shares subject to the option and such option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

8. SHARE APPRECIATION RIGHTS.

     Share appreciation rights shall be evidenced by written share appreciation rights agreements in such form not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

          (a) Award. Share appreciation rights shall entitle the grantee, subject to such terms and conditions determined by the Committee, to receive upon exercise thereof all or a portion of the excess of (i) the fair market value of a specified number of Common Shares at the time of exercise, as determined by the Committee, over (ii) a specified price which shall not be less than one hundred (100%) percent of the fair market value of the shares at the time the right is granted, or, if connected with a previously issued share option, not less than one hundred (100%) percent of the fair market value of the shares at the time such option was granted. Share appreciation rights may be granted in connection with a previously or contemporaneously granted share option, or independently of a share option. In the event of the exercise of a share appreciation right, the number of shares reserved for issuance hereunder shall be reduced by the number of shares covered by the share appreciation right.

          (b) Term. Each agreement shall state the period or periods of time within which the share appreciation right may be exercised, in whole or in part, as determined by the Committee and subject to such terms and conditions prescribed for such purpose by the Committee, provided that no share appreciation right shall be exercisable after ten (10) years from the date thereof. The Committee may, in its discretion, provide in the agreement circumstances under which the share appreciation rights shall become immediately exercisable, and may, notwithstanding the foregoing, accelerate the exercisability of any share appreciation right at any time.

          (c) Termination of Employment. Share appreciation rights will be exercisable only during the grantee's employment by the Company except that in the discretion of the Committee, a share appreciation right may be made exercisable for up to twelve (12) months after the grantee's employment is terminated by any reason other than death or disability.

          (d) Payment. Upon exercise of a share appreciation right, payment shall be made in the form of Common Shares at fair market value on the date of exercise, in cash, or in a combination thereof, as the Committee may determine.

          (e) Other Terms. Share appreciation rights shall be granted in such manner and such form, and subject to such additional terms and conditions as the Committee in its sole discretion deems necessary or desirable, including without limitation: (i) if in connection with an Incentive Share Option, in order to satisfy any requirements set forth under Section 422 of the Internal Revenue Code of 1986, or any amendment or substitute thereto, or regulation thereunder; or (ii) in order to avoid any insider trading liability in connection with a share appreciation right under Section
     16(b) of the Securities Exchange Act of 1934.

9. RESTRICTED SHARE AWARDS.

     Restricted share awards under the Plan shall consist of Common Shares of the Company free of any purchase price or for such purchase price established by the Committee, restricted against transfer, subject to forfeiture, and subject to other terms and conditions intended to further the purpose of the Plan, and shall be evidenced by written restricted share agreements in such form not inconsistent with this Plan as the Committee shall approve from time to time, which agreements shall contain in substance the following terms and conditions:

          (a) Restriction Period. Shares awarded pursuant to this Plan shall be subject to such terms, conditions and restrictions, including without limitation prohibitions against transfer, substantial risks of forfeiture and attainment of performance objectives, and for such period or periods as shall be determined by the Committee, but not in excess of ten (10) years from the date of award. The Committee may, in its discretion, provide in the agreement circumstances under which the restricted shares shall become immediately transferable, and may, notwithstanding the foregoing, accelerate the expiration of the restriction period imposed on any shares at any time.

          (b) Restriction upon Transfer. Restricted shares and the right to vote such shares and to receive dividends thereon, may not be sold, assigned, transferred, exchanged, pledged, hypothecated, or otherwise encumbered, except as herein provided, during the restriction period applicable to such shares. Notwithstanding the foregoing, and except as otherwise provided in the Plan, the participant shall have all the other rights of a shareholder, including but not limited to, the right to receive dividends and the right to vote such shares.

          (c) Certificates. Each certificate issued in respect to shares awarded to a participant shall be deposited with the Company or its designee and shall bear the following legend:

            'This certificate and the shares of beneficial interest represented hereby are subject to the terms and conditions (including forfeiture provisions and restrictions against transfer) contained in the Arbor Property Trust Incentive Share Plan and an Agreement entered into between the registered owner and Arbor Property Trust. Release from such terms and conditions shall be obtained only in accordance with the provisions of the Plan and Agreement, a copy of each of which is on file in the office of the Secretary of Arbor Property Trust.'

          (d) Lapse of Restrictions. The Agreement shall specify the terms and conditions upon which any restrictions upon shares awarded under the Plan shall lapse, as determined by the Committee. Upon the lapse of such restrictions, Common Shares free of the restrictive legend shall be issued to the participant or his legal representative.

          (e) Termination Prior to Lapse of Restrictions. In the event of a participant's termination of employment prior to the lapse of restrictions as determined pursuant to the provisions of the preceding paragraph (d), all shares as to which there still remains unlapsed restrictions shall be forfeited by such participant to the Company without payment of any consideration by the Company, and neither the participant nor any successors, heirs, assigns or personal representatives of such recipient shall thereafter have any further rights or interest in such shares or certificates.

10. GENERAL RESTRICTIONS.

     Each award under the Plan shall be subject to the requirement that if at any time the Committee shall determine that (i) the listing, registration or qualification of Common Shares subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of Common Shares is necessary or desirable as a condition of or in connection with the granting of such award or the issuance or purchase of Common Shares thereunder, such award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

11. SINGLE OR MULTIPLE AGREEMENTS.

      Multiple forms of awards or combinations thereof may be evidenced by a single agreement or multiple agreements, as determined by the Committee.

12. RIGHTS OF A SHAREHOLDER.

     The recipient of any award under the Plan, unless otherwise provided by the Plan, shall have no rights as a shareholder with respect thereto unless and until certificates for Common Shares are issued to him.

13. RIGHTS TO TERMINATE EMPLOYMENT.

     Nothing in the Plan or in any agreement entered into pursuant to the Plan shall confer upon any participant the right to continue in the employment of the Company or affect any right which the Company may have to terminate the employment of such participant.

14. WITHHOLDING.

     Whenever the Company proposes or is required to issue or transfer Common Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax requirements prior to the delivery of any certificate or certificates for such shares.

15. NON-ASSIGNABILITY.

     No award under the Plan shall be assignable or transferable by the recipient thereof except by will or by the laws of descent and distribution or by such other means as the Committee may approve. During the life of the recipient, such award shall be exercisable only by such person or by such person's guardian or legal representative.

16. NON-UNIFORM DETERMINATIONS.

     The Committee's determination under the Plan (including without limitation determinations of the persons to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same, and the establishment of values) need not be uniform and may be made selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

17. ADJUSTMENTS.

     (a) In the event of any change in the outstanding shares of beneficial interest of the Company, by reason of a share dividend or distribution, supplemental offering of shares, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee may, in its discretion, adjust the number of Common Shares which may be issued under the Plan.

     (b) The number of Common Shares purchasable upon the exercise of the outstanding share options ('Options'), the option price and the terms of outstanding share appreciation rights ('SARs') shall be subject to adjustment from time to time as provided in this Section 17.

          (i) If the Company shall pay or make a dividend or other distribution on any class of capital shares of the Company in Common Shares, the number of Common Shares purchasable upon exercise of an Option or the number of SARs shall be increased by multiplying such number of shares or SARs by a fraction of which the denominator shall be the number of Common Shares outstanding at the close of business on the day immediately preceding the date of such distribution and the numerator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the date following such distribution.

          (ii) If the outstanding Common Shares shall be subdivided into a greater number of Common Shares, the number of Common Shares purchasable upon exercise of an Option or the number of SARs at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, if outstanding Common Shares shall each be combined into a smaller number of Common Shares, the number of Common Shares purchasable upon exercise of an Option or the number of SARs at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately decreased, such increase or decrease, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (iii) The reclassification of Common Shares into securities (other than Common Shares) and/or cash and/or other consideration shall be deemed to involve a subdivision or combination, as the case may be, of the number of Common Shares outstanding immediately prior to such reclassification into the number or amount of securities and/or cash and/or other consideration outstanding immediately thereafter and the effective date of such reclassification shall be deemed to be 'the day upon which such subdivision becomes effective' or 'the day upon which such combination becomes effective,' as the case may be, within the meaning of the subparagraph (ii) above.

          (iv) The Committee may make such increases in the number of Common Shares purchasable upon exercise of an Option or the number of SARs, in addition to those required by this subparagraph (b), as shall be determined by the Company's Board of Trustees to be advisable in order to avoid taxation so far as practicable of any dividend of shares or share rights or any event treated as such for federal income tax purposes to the recipients.

     (c) Whenever the number of Common Shares purchasable upon exercise of an Option or the number of SARs is adjusted as provided in this Section 17, the option price in the case of an Option or the Section 7(a)(ii) specified price, in the case of SARs, shall be adjusted by a fraction in which the numerator is equal to the number of Common Shares purchasable or SARs granted prior to the adjustment and the denominator is equal to the number of Common Shares purchasable or SARs granted after the adjustment.

     (d) For the purpose of this Section 17, the term 'Common Shares' shall include any shares of the Company of any class or series which has no preference or priority in the payment of dividends or in the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company.

18. CHANGE IN CONTROL.

     Upon a Change in Control, as herein defined, all awards shall become one hundred (100%) percent vested. Change in Control shall mean a change in control of a nature that would be required to be reported in response to Item 6(e) of
Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, as in effect on the date hereof; provided that, without limitation, a Change in Control shall also be deemed to have occurred if and when a material portion

(over fifty (50%) percent in value of all assets or revenues) of the Company's assets, operations or businesses shall have been sold to an unaffiliated party or parties.

19. AMENDMENT.

     The Committee may terminate or amend the Plan at any time, except without shareholder approval, the Committee may not amend Section 6 hereof, increase the maximum number of shares which may be issued under the Plan (other than increases pursuant to Section 17 hereof), extend the period during which any award may be exercised, extend the term of the Plan or change the minimum option price (other than pursuant to Section 17 hereof). The termination or any modification or amendment of the Plan shall not, without the consent of a participant, affect his rights under an award previously granted.

20. EFFECT ON OTHER PLANS.

     Participation in this Plan shall not affect an employee's eligibility to participate in any other benefit or incentive plan of the Company. Any awards made pursuant to this Plan shall not be used in determining the benefits provided under any other plan of the Company unless specifically provided.

21. DURATION OF THE PLAN.

     The Plan shall be effective as of the date adopted by the Board, but all grants made hereunder shall be subject to shareholder approval of this Plan within one (1) year of the date of adoption by the Board. The Plan shall remain in effect until all awards under the Plan have been satisfied by the issuance of shares, but no award shall be granted more than ten years after the earlier of the date the Plan is adopted by the Company or is approved by the Company's shareholders.

Adopted January 25, 1994
and amended on June 3, 1994
by the Board of Trustees
of Arbor Property Trust

                                          /s/  MYLES H. TANENBAUM

                                          Myles H. Tanenbaum
                                          Chairman of the Board

                                 SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant  [X]
     Filed by a party other than the registrant  [ ]
     Check the appropriate box:
     [ ]  Preliminary proxy statement
     [X]  Definitive proxy statement
     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                             ARBOR PROPERTY TRUST
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

                             ARBOR PROPERTY TRUST
- - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

     [X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(j)(2).
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-5(i)(3).
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11

(1)  Title of each class of securities to which transaction applies:
- - --------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
- - --------------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
- - --------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
- - --------------------------------------------------------------------------------
    [ ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the collecting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:
- - --------------------------------------------------------------------------------
    (2)  Form, schedule or registration statement no.:
- - --------------------------------------------------------------------------------
    (3)  Filing party:
- - --------------------------------------------------------------------------------
    (4)  Date filed:
- - --------------------------------------------------------------------------------

__________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                             ARBOR PROPERTY TRUST
                   Proxy Solicited by the Board of Trustees
              Annual Meeting of Shareholders -- November 22, 1994

     The undersigned hereby appoints Myles H. Tanenbaum and Randall C. Stein, and each of them, proxies to represent the undersigned with full power of substitution at the Annual Meeting of Shareholders of Arbor Property Trust to be held at the Philadelphia Marriott West, 111 Crawford Avenue, W. Conshohocken, Pennsylvania 19428 on Tuesday, November 22, 1994 at 9:30 a.m. and at any and all adjournments or postponements thereof, and thereat to vote all Common Shares of Beneficial Interest (the "Shares") of Arbor Property Trust (the "Company"), which votes the undersigned would be entitled to vote if personally present.

                (Continued, and to be signed on reverse side)

    Unless otherwise specified, the Shares will be voted FOR the election of both nominees for Trustee and FOR the proposal to approve the Arbor Property Trust Incentive Share Plan. This Proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

1. ELECTION OF TRUSTEES  Myles H. Tanenbaum, Phillip E. Stephens

FOR all nominees      WITHHOLD            INSTRUCTION: To withhold authority
listed above	      AUTHORITY to        to vote for any individual nominee,
(except as marked     vote for all        list nominee's name below.
to the contrary       nominees
in the space          listed above.
provided to the
right).

    [ ]	                 [ ]

2. TO APPROVE THE ARBOR PROPERTY          3. TO TRANSACT SUCH OTHER BUSINESS
   TRUST INCENTIVE SHARE PLAN                AS MAY PROPERLY COME BEFORE
                                             THE MEETING.
    FOR      AGAINST     ABSTAIN
    [ ]        [ ]         [ ]


                                    THE UNDERSIGNED HEREBY REVOKES ALL
                                    PREVIOUS PROXIES FOR THE MEETING.

                                    Dated: ______________________________ , 1994

                                    ____________________________________________
                                    Signature of Shareholder

                                    ____________________________________________
                                    Signature of Shareholder

                                    NOTE: Please sign this Proxy exactly
                                    as name(s) appear in address. When
                                    signing as an attorney-in-fact, executor, administrator, trustee or guardian, please add your title as such.